UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 25, 2023

The Joint Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

16767 N. Perimeter Drive, Suite 110

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	JYNT	The NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on May 25, 2023, the stockholders of The Joint Corp. (the “Company”) approved an amendment to the Company’s Amended and Restated 2014 Incentive Stock Plan, as amended (the “Stock Plan”) that increased the number of shares available for issuance under the Stock Plan by 1,200,000 shares of the Company’s common stock, par value $0.01.

The material terms and conditions of the Stock Plan were previously described under Proposal 3 of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 21, 2023 (the “Proxy Statement”), and are incorporated by reference into Item 5.02 of this Current Report on Form 8-K.

The foregoing summary is qualified in its entirety by reference to the full text of the Stock Plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 annual meeting of stockholders of The Joint Corp. (the “Company”) was held on May 25, 2023. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1. The election of six members of the Company’s board of directors for terms expiring at the 2024 annual meeting of stockholders. In accordance with the results below, each nominee was elected to serve as a director.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew E. Rubel	9,077,134	633,557	1,082	1,830,251
Ronald V. DaVella	5,892,966	3,817,725	1,082	1,830,251
Suzanne M. Decker	9,400,894	309,700	1,179	1,830,251
Peter D. Holt	9,583,726	125,548	2,499	1,830,251
Abe Hong	9,400,596	310,094	1,083	1,830,251
Glenn J. Krevlin	9,394,120	315,790	1,863	1,830,251

Proposal 2. The approval, on a non-binding advisory basis, of the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 21, 2023, for the 2023 annual meeting of stockholders. In accordance with the results below, the proposed resolution was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,449,668	258,742	3,363	1,830,251

Proposal 3. The approval of an amendment to the Company’s Amended and Restated 2014 Incentive Stock Plan, as amended, to increase the number of shares reserved for issuance under the plan by 1,200,000 shares, for a total of 3,413,000 authorized shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,106,006	603,264	2,503	1,830,251

Proposal 4. The ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. In accordance with the results below, the selection of BDO USA, LLP was ratified.

Votes For	Votes Against	Abstentions
11,451,970	69,936	20,118

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

10.1	The Joint Corp. Amended and Restated 2014 Incentive Stock Plan, as amended (incorporated by reference to Exhibit 99.1 to the Registrant’s registration statement on Form S-8 filed with the Securities and Exchange Commission on May 25, 2023)
104	Cover page interactive data file (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023

The Joint Corp.

By	/s/ Peter D. Holt
Peter D. Holt
President and Chief Executive Officer